UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2026

TOP FINANCIAL GROUP LIMITED
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41407	N/A
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

4201 Main Street, Suite 200,

Houston, Texas 77002

(Address of Principal Executive Office) (Zip Code)

+1 (832) 680-5068

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.005 per share	TOP	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2026, TOP Financial Group Limited, a Cayman Islands exempted company (the “Company”), entered into amended appointment letters (the “Amended Appointment Letters”) with each of its independent non-executive directors, Anthony S. Chan, Mau Chung Ng, and Mei Cai (collectively, the “Independent Directors”). Each Amended Appointment Letter supersedes and replaces in its entirety the original appointment letter dated May 5, 2021 that became effective on May 31, 2022 (the “Original Appointment Letters”).

Under the Original Appointment Letters, each Independent Director was entitled to receive total annual compensation of $50,000, consisting of (i) $30,000 per annum in cash, paid quarterly in arrears, and (ii) $20,000 per annum payable by issuance of the Company’s Class A ordinary shares, par value US$0.001 per share (the “Class A Ordinary Shares”), vesting in four equal quarterly installments.

Pursuant to the Amended Appointment Letters, effective as of October 1, 2026, the share-based compensation component has been replaced by an additional cash payment of US$20,000 per annum to each Independent Director, such that each Independent Director’s total annual cash compensation is US$50,000. The Company has no further obligation to issue Class A Ordinary Shares to the Independent Directors.

The foregoing description of the Amended Appointment Letters does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Appointment Letters, copies of which are filed as Exhibits 10.1, 10.2, and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended Appointment Letter, dated September 25, 2026, between TOP Financial Group Limited and Anthony S. Chan.
10.2	Amended Appointment Letter, dated September 25, 2026, between TOP Financial Group Limited and Mau Chung Ng.
10.3	Amended Appointment Letter, dated September 25, 2026, between TOP Financial Group Limited and Mei Cai.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 29, 2026	TOP Financial Group Limited

	By:	/s/ Ka Fai Yuen
	Name:	Ka Fai Yuen
	Title:	Co-Chief Executive Officer

	By:	/s/ Jennifer Hoi Ling Tam
	Name:	Jennifer Hoi Ling Tam
	Title:	Co-Chief Executive Officer

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